SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  MARCH 6, 2000



                     COMMODORE ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)



      DELAWARE                     0-10054             87-0275043
      --------                     -------             ----------
     (State or other             (Commission          (I.R.S. Employer
     jurisdiction of             File Number)         Identification No.)
     incorporation)


      150 East 58th Street, Suite 3400
      New York, New York                                        10155
      ---------------------------------------                ----------
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800



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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                                  MARCH 6, 2000

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     On March 6, 2000, Commodore Environmental Services LLC, a Delaware limited liability company (the "Company"), a wholly-owned subsidiary of Commodore Environmental Services, Inc., a Delaware corporation ("COES"), consummated the transfer of all of the outstanding shares of common stock, no par value (the "Polymer Stock"), of Commodore Polymer Technologies, Inc., a Delaware corporation ("Polymer"), to Blum Technology Trust ("BTT"), in consideration of $1,588,902 (the "Consideration"). The transfer was effective as of March 6, 2000. Bentley J. Blum, Chairman, Chief Executive Officer and President of COES and the owner of approximately 52% of the outstanding shares of COES common stock, is also President of the Company, a director of Polymer, and the trustee of BTT. The Consideration was determined as a result of good faith negotiation among the parties to the transfer of the Polymer Stock, taking into consideration Polymer's net worth of approximately $100,000.

     The information set forth above is qualified in its entirety by reference to the Agreement, dated March 6, 2000, by and among COES, BTT, and Bentley J. Blum, a copy of which is attached hereto as Exhibit 99.1.



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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.
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         (a) Financial Statements of Business Acquired.
             -----------------------------------------

             Not applicable.

         (b) Pro Forma Financial Information.
             -------------------------------

             In accordance with Item 7(b) of Form 8-K, the pro forma financial information shall be provided not later than 60 days after the date on which this Current Report is required to be filed.

        (c)  Exhibits.
             --------

        Exhibit No.      Description
        ----------       -----------

           99.1 Agreement, dated March 6, 2000, by and among Commodore Environmental Services, Inc., a Delaware corporation, Blum Technology Trust, and Bentley J. Blum.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMMODORE ENVIRONMENTAL SERVICES, INC.



Date:  March 6, 2000            By:/s/ Andrew Oddi
                                   --------------------------------------
                                      Andrew Oddi
                                      Vice President, Finance


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                                  EXHIBIT INDEX

     Exhibit No.       Description
     -----------       -----------

        99.1 Agreement, dated March 6, 2000, by and among Commodore Environmental Services, Inc., a Delaware corporation, Blum Technology Trust, and Bentley J. Blum.